UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

October 18, 2021

TuSimple Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TuSimple Holdings Inc.
9191 Towne Centre Drive
Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)

(619) 916-3144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 18, 2021, the board of directors (the “Board”) of TuSimple Holdings Inc. (the “Company”), increased the size of the Board from seven to eight directors and appointed Michelle Sterling to fill the newly created vacancy, effective immediately. Ms. Sterling will serve until the Company’s 2022 annual meeting of stockholders and until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. In connection with Ms. Sterling’s appointment, the Board appointed Ms. Sterling as a member and chair of the Compensation Committee of the Board. The Board has determined that Ms. Sterling meets the requirements for independence under the applicable listing standards of The Nasdaq Stock Market and the Securities Exchange Act of 1934, as amended.

Ms. Sterling will be entitled to receive compensation in accordance with the Company’s Non-Employee Director Compensation Program as described in the section entitled “Executive Compensation—Director Compensation” in the Company’s final prospectus dated April 14, 2021 filed with the U.S. Securities and Exchange Commission on April 16, 2021 in connection with the Company’s initial public offering. Ms. Sterling will also enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Sterling and any other persons pursuant to which she was elected as a member of the Board. There are no family relationships between Ms. Sterling and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Ms. Sterling is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 19, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Laura Donald
Name:	Laura Donald
Title:	Secretary

Dated: October 19, 2021

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